Commitments	12 Months Ended
Jun. 30, 2026
Commitments [Abstract]
Commitments

14 Commitments

(a) Research and development commitments

(i) Pivalate intellectual property

Under the License Agreement, a non-refundable annual license fee is payable to CRT of £9,000 (A$17,500). This is payable within 30 days of the first, second, third and forth anniversaries of the effective date. The first three annual License fees has been paid as at 30 June 2026. Within 30 days of the fifth and each subsequent anniversary of the effective date and until the calendar year in which the first commercial sale of a licensed product occurs, Radiopharm shall pay to the CRT £18,000 (A$35,000).